UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2021

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange
9.15% First Mortgage Bonds due 2021	n/a	The New York Stock Exchange
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On February 4, 2021, CenterPoint Energy, Inc. (the “Company”) and its wholly owned subsidiaries, CenterPoint Energy Houston Electric, LLC (“Houston Electric”), CenterPoint Energy Resources Corp. (“CERC”) and Vectren Utility Holdings, Inc. (“VUHI”), replaced their existing revolving credit facilities with four revolving credit facilities totaling $4.0 billion in commitments. There were no termination penalties incurred by any of the Company, Houston Electric, CERC or VUHI in connection with the termination of the previous facilities.
CenterPoint Energy, Inc. Credit Facility
. The Company replaced its existing $3.3 billion unsecured revolving credit facility that was previously entered into on March 3, 2016 (as amended) with a new $2.4 billion three-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at the Company’s option, at a rate equal to either (i) the London Interbank Offered Rate (“LIBOR”) plus a specified margin (which is currently 162.5 basis points) based on the Company’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 62.5 basis points) based on the Company’s current credit ratings. The Company may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an amount not to exceed $3.0 billion, subject to certain terms and conditions. The facility contains certain covenants, including a covenant that requires the Company not to exceed a ratio of debt (excluding, among other things, transition and system restoration bonds) to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 65%. The credit facility provides a temporary increase of the permitted ratio under this covenant to 70% if Houston Electric experiences certain damages from a natural disaster in its service territory and the Company certifies to the administrative agent that the system restoration costs incurred by the Company and its subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which the Company or one of its subsidiaries intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date the Company delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of such certification or (iii) the revocation by the Company of such certification.
CenterPoint Energy Houston Electric, LLC Credit Facility
. Houston Electric replaced its existing $300 million unsecured revolving credit facility that was previously entered into on March 3, 2016 (as amended) with a new $300 million three-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at Houston Electric’s option, at a rate equal to either (i) LIBOR plus a specified margin (which is currently 137.5 basis points) based on Houston Electric’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 37.5 basis points) based on Houston Electric’s current credit ratings. Houston Electric may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an amount not to exceed $450 million, subject to certain terms and conditions. The facility contains certain covenants, including a covenant that requires Houston Electric not to exceed a ratio of consolidated debt (excluding, among other things, transition and system restoration bonds) to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 67.5%. The credit facility provides a temporary increase of the permitted ratio under this covenant to 70% if Houston Electric experiences certain damages from a natural disaster in its service territory and Houston Electric certifies to the administrative agent that the system restoration costs incurred by Houston Electric and its subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which Houston Electric or one of its subsidiaries intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date Houston Electric delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of such certification or (iii) the revocation by Houston Electric of such certification.

CenterPoint Energy Resources Corp. Credit Facility
. CERC replaced its existing $900 million senior unsecured revolving credit facility that was previously entered into on March 3, 2016 (as amended) with a new $900 million three-year senior unsecured revolving credit facility. Borrowings under the facility bear interest, at CERC’s option, at a rate equal to either (i) LIBOR plus a specified margin (which is currently 125 basis points) based on CERC’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility), plus a specified margin (which is currently 25 basis points) based on CERC’s current credit ratings. CERC may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an amount not to exceed $1.375 billion, subject to certain terms and conditions. The facility contains certain covenants, including a covenant that that requires CERC not to exceed a ratio of consolidated debt to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 65%.
Vectren Utility Holdings, Inc. Credit Facility
. VUHI replaced its existing $400 million senior unsecured revolving credit facility that was previously entered into on July 14, 2017 with a new $400 million three-year senior unsecured revolving credit facility. The facility is guaranteed by its wholly owned subsidiaries, Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company and Vectren Energy Delivery of Ohio, Inc. Borrowings under the facility bear interest, at VUHI’s option, at a rate equal to either (i) LIBOR plus a specified margin (which is currently 125 basis points) based on VUHI’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility), plus a specified margin (which is currently 25 basis points) based on VUHI’s current credit ratings. VUHI may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an amount not to exceed $600 million, subject to certain terms and conditions. The facility contains certain covenants, including a covenant that that requires VUHI not to exceed a ratio of consolidated debt to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 65%.
General
. Borrowings under each of the committed facilities are subject to customary terms and conditions. However, there is no requirement that the Company, Houston Electric, CERC or VUHI make representations prior to borrowings as to the absence of material adverse changes or litigation that could be expected to have a material adverse effect. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company, Houston Electric, CERC and VUHI consider customary. The facilities also provide for customary fees, including commitment fees, administrative agent fees, fees in respect of letters of credit and other fees. Under each credit facility, the applicable margins over LIBOR and the Alternate Base Rate and the commitment fee fluctuate based on the applicable borrower’s senior unsecured long-term debt rating or its equivalent (or if such rating is discontinued or unavailable, corporate credit rating) at the time of borrowing. Each credit facility also contains provisions relating to the replacement of LIBOR.
The global coordinators for the four replacement facilities are JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Wells Fargo Securities, LLC and BofA Securities, Inc. who, together with Citibank, N.A., MUFG Bank, Ltd., RBC Capital Markets and Barclays Bank PLC, also served as joint lead arrangers and joint bookrunners for the facilities. JPMorgan Chase Bank, N.A. continues to serve as the administrative agent for the Company’s facility; Mizuho Bank, Ltd. continues to serve as the administrative agent for Houston Electric’s facility; Wells Fargo Bank, National Association continues to serve as the administrative agent for CERC’s facility; and Bank of America, N.A. continues to serve as the administrative agent for VUHI’s facility. Affiliates of the lenders in both the previous facilities and the replacement facilities have performed depository and other banking, investment banking, trust, investment management and advisory services for the Company and its affiliates, including Houston Electric, CERC and VUHI from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of their business.
The credit agreements described above are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreements.

Item 8.01.	Other Events.
In connection with the decrease in the aggregate commitments under the Company’s credit facility, the size of the Company’s commercial paper program will decrease to permit the issuance of commercial paper notes in an aggregate principal amount not to exceed $2.4 billion at any time outstanding (a decrease of $900 million). The size of CERC’s and VUHI’s commercial paper programs will remain unchanged.
Any commercial paper notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from such registration requirements. The information contained in this Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy notes under any of the Company’s, CERC’s or VUHI’s commercial paper programs.

Item 9.01.	Financial Statements and Exhibits.
The exhibits listed below are filed herewith. The agreements included as exhibits are included only to provide information to investors regarding their terms. The agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreements should not be relied upon as constituting or providing any factual disclosures about us, any other persons, any state of affairs or other matters.
(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1*	$2,400,000,000 Amended and Restated Credit Agreement dated as of February 4, 2021 among CenterPoint Energy, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

4.2*	$300,000,000 Credit Agreement dated as of February 4, 2021 among CenterPoint Energy Houston Electric, LLC, as Borrower, Mizuho Bank, Ltd., as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

4.3*	$900,000,000 Credit Agreement dated as of February 4, 2021 among CenterPoint Energy Resources Corp., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

4.4*	$400,000,000 Credit Agreement dated as of February 4, 2021 among Vectren Utility Holdings, Inc., as Borrower, Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company and Vectren Energy Delivery of Ohio, Inc. as guarantors, Bank of America, N.A., as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Schedules and similar attachments have been omitted pursuant to the instructions to Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 4, 2021	By:	/s/ Kristie L. Colvin
Kriste L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: February 4, 2021	By:	/s/ Kristie L. Colvin
Kriste L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: February 4, 2021	By:	/s/ Kristie L. Colvin
Kriste L. Colvin
Senior Vice President and Chief Accounting Officer